MERCER FUNDS

SUPPLEMENT TO THE PROSPECTUS

DATED JULY 31, 2020, AS SUPPLEMENTED AUGUST 3, 2020, AUGUST 20, 2020,
OCTOBER 14, 2020, NOVEMBER 13, 2020 AND MARCH 1, 2021

AND THE

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2020, AS SUPPLEMENTED AUGUST 3, 2020, AUGUST 20, 2020,
NOVEMBER 13, 2020 and MARCH 1, 2021

The date of this Supplement is March 15, 2021

The following changes with respect to the Mercer Emerging Markets Equity Fund are made in the Prospectus and Statement of Additional Information (the “SAI”) of the Mercer Funds.

1.	Dimensional Fund Advisors LP (“Dimensional”) and Mondrian Investment Partners Limited “(“Mondrian”) have been terminated as subadvisors to the Mercer Emerging Markets Equity Fund. Accordingly, the Prospectus and SAI are amended as described below:

All references and information relating to Dimensional and Mondrian in the Prospectus and SAI are hereby deleted.

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MERCER FUNDS

SUPPLEMENT TO
THE PROSPECTUS DATED JULY 31, 2020, AS SUPPLEMENTED AUGUST 3,
2020, AUGUST 20, 2020, OCTOBER 14, 2020, NOVEMBER 13, 2020 AND
MARCH 1, 2021

The date of this Supplement is March 15, 2021

The following changes are made in the Prospectus of the Mercer Funds (the “Prospectus”):

The Board of Trustees of the Mercer Funds have approved the appointment of BennBridge US LLC (“BennBridge US”) as a subadvisor to the Mercer Emerging Markets Equity Fund (the “Fund”). Upon the effectiveness of such subadvisor change, the Prospectus is amended as described below.

1. The following information relating to BennBridge US as a Subadvisor to the Fund is hereby added under the section titled “Fund Management - Subadvisors and Portfolio Managers” on page 31 of the Prospectus:

BennBridge US LLC (“BennBridge US”)

In connection with the services that BennBridge US provides to the Fund, BennBridge US utilizes the services of its UK-based affiliate BennBridge Ltd. through a participating affiliate arrangement that allows BennBridge Ltd. to provide services and investment personnel pursuant to the subadvisory agreement with the Fund. BennBridge Ltd. in turn utilizes the services of certain personnel of UK-based investment firm Skerryvore Asset Management LLP (“Skerryvore”) pursuant to the terms of an appointed representative services agreement that has been entered into between BennBridge Ltd. and Skerryvore under which certain personnel of Skerryvore have been assigned to and work for BennBridge Ltd. under the supervision of BennBridge Ltd. These Skerryvore personnel, who are each deemed to be “supervised persons” of BennBridge US for purposes of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), include each of the following:

•	Glen Finegan, Lead Portfolio Manager, joined Skerryvore in 2019. Mr. Finegan began managing BennBridge US’s allocated portion of the Fund’s portfolio in March 2021.

•	Michael Cahoon, Portfolio Manager, joined Skerryvore in 2019. Mr. Cahoon began managing BennBridge US’s allocated portion of the Fund’s portfolio in March 2021.

•	Nicholas Cowley, Portfolio Manager, joined Skerryvore in 2019. Mr. Cowley began managing BennBridge US’s allocated portion of the Fund’s portfolio in March 2021.
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•	Stephen Deane, Portfolio Manager, joined Skerryvore in 2019. Mr. Deane began managing BennBridge US’s allocated portion of the Fund’s portfolio in March 2021.

•	Ronan Kelleher, Portfolio Manager, joined Skerryvore in 2019. Mr. Kelleher began managing BennBridge US’s allocated portion of the Fund’s portfolio in March 2021.

•	Ian Tabberer, Portfolio Manager, joined Skerryvore in 2019. Mr. Tabberer began managing BennBridge US’s allocated portion of the Fund’s portfolio in March 2021.

3. In the section titled “The Subadvisors,” beginning on page 73 of the Prospectus the following paragraphs relating to BennBridge US, as a subadvisor to the Mercer Emerging Markets Equity Fund, are hereby added:

BennBridge US LLC, with principal offices located at 350 Park Avenue, 13th Floor, New York, New York 10022, serves as a Subadvisor to the Fund. BennBridge US is registered as an investment adviser under the Advisers Act. BennBridge US, which is organized as a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Bennelong Funds Management Group Pty Ltd. (“Bennelong Funds Management”), which is a privately owned asset management firm based in Australia that maintains ownership positions in numerous private investment management firms.

In connection with the services that BennBridge US provides to the Fund, BennBridge US utilizes the services of its UK-based affiliate BennBridge Ltd. through a participating affiliate arrangement that allows BennBridge Ltd. to provide services and investment personnel to BennBridge US pursuant to the subadvisory agreement with the Fund. BennBridge US and BennBridge Ltd. are both under the common control of Bennelong Funds Management. BennBridge Ltd. in turn utilizes the services of certain personnel of UK-based investment firm Skerryvore Asset Management LLP (“Skerryvore”) pursuant to the terms of an appointed representative services agreement that has been entered into between BennBridge Ltd. and Skerryvore under which certain personnel of Skerryvore have been assigned to and work for BennBridge Ltd. under the supervision of BennBridge Ltd. These Skerryvore personnel are each deemed to be “supervised persons” of BennBridge US for purposes of the Advisers Act.

The allocated portion of the Fund’s portfolio managed by BennBridge US is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of BennBridge US’s allocated portion of the Fund’s portfolio and who manage the assets pursuant to the arrangements that have been entered into between and among BennBridge US, BennBridge Ltd. and Skerryvore are Glen Finegan as the Lead Portfolio Manager and Portfolio Managers Michael Cahoon, Nichols Cowley, Stephen Deane, Ronan Kelleher and Ian Tabberer. Mr. Finegan joined Skerryvore in 2019 and prior to that he was employed with Janus Henderson Group plc (“Janus Henderson”). In addition, Mr. Cahoon, Mr. Cowley, Mr. Deane, Mr. Kelleher and Mr. Tabberer each also joined Skerryvore in 2019 and prior to that they were each also employed with Janus Henderson.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, BennBridge US utilizes the services of BennBridge Ltd. and Skerryvore pursuant to the arrangements that have been entered into between and among each of the firms. Skerryvore’s investment philosophy aims to produce good long-term returns by investing in businesses that are exposed to the attractive long-term growth opportunity provided by emerging markets. This is achieved using a disciplined, liquidity conscious but index unaware approach to investing with an emphasis on identifying high-quality companies and buying them at reasonable valuations.

The investment team at Skerryvore are fundamental, bottom-up investors seeking to create high conviction portfolios of reasonably valued, high-quality companies that are exposed to, or operate in, emerging markets. The investment style can be summarized as ‘quality at a reasonable price’.

This risk aware approach focuses more on downside preservation than on upside participation. The team invests with an absolute, rather than relative-return mind-set and its risk aware approach to the asset class should mean that the strategy is reasonably defensive.

In addition, the team tends to avoid companies with significant government ownership or high political risk, companies with a history of poor corporate governance, companies with opaque businesses and companies whose earnings are cyclically driven or dependent on the price of an underlying resource or commodity.

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MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2020,
AS SUPPLEMENTED AUGUST 3, 2020, AUGUST 20, 2020, NOVEMBER 13,
2020 AND MARCH 1, 2021

The date of this Supplement is March 15, 2021

The following changes are made in the Statement of Additional Information of the Mercer Funds (the “SAI”):

The Board of Trustees of the Mercer Funds have approved the appointment of BennBridge US LLC (“BennBridge US”) as a subadvisor to the Mercer Emerging Markets Equity Fund (the “Fund”). Upon the effectiveness of the subadvisor change, the SAI is amended as described below.

1. In the section titled “Subadvisors, Sub-Subadvisors and Portfolio Managers” beginning on page 45 of the SAI, the following information is added relating to BennBridge US, subadvisor to the Fund:

BennBridge US LLC (“BennBridge US”), with principal offices located at 350 Park Avenue, 13th Floor, New York, New York 10022, serves as a Subadvisor to the Fund. BennBridge US is registered as an investment adviser under the Advisers Act. BennBridge US, which is organized as a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Bennelong Funds Management Group Pty Ltd. (“Bennelong Funds Management”), which is a privately owned asset management firm based in Australia that maintains ownership positions in numerous private investment management firms.

In connection with the services that BennBridge US provides to the Fund, BennBridge US utilizes the services of its UK-based affiliate BennBridge Ltd. through a participating affiliate arrangement that allows BennBridge Ltd. to provide services and investment personnel to BennBridge US pursuant to the subadvisory agreement with the Fund. BennBridge US and BennBridge Ltd. are both under the common control of Bennelong Funds Management. BennBridge Ltd. in turn utilizes the services of certain personnel of UK-based investment firm Skerryvore Asset Management LLP (“Skerryvore”) pursuant to the terms of an appointed representative services agreement that has been entered into between BennBridge Ltd. and Skerryvore under which certain personnel of Skerryvore have been assigned to and work for BennBridge Ltd. under the supervision of BennBridge Ltd. These Skerryvore personnel are each deemed to be “supervised persons” of BennBridge US for purposes of the Advisers Act.

2. In Appendix B of the SAI, titled “Proxy Voting Policies” the following Proxy Policy for BennBridge US is hereby added:

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BennBridge US LLC

Proxy Voting Policy

Proxies are assets of BennBridge Clients that must be voted with diligence, care, and loyalty. BennBridge will vote each proxy in accordance with its fiduciary duty to its Clients. BennBridge will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. BennBridge may take into account the following factors, among others:

•  Whether the proposal was recommended by management;

•  BennBridge’s opinion of management;

•  Whether the proposal acts to entrench existing management;

•  Whether the proposal fairly compensates management for past and future performance; and

•  Whether the proposal benefits the company as a whole.

As noted previously, BennBridge attempts to vote proxies in the best interest of its client(s), and, to the extent practical, the client’s underlying shareholders/limited partners. Employees must notify the BennBridge CCO if they become aware of any material conflict of interest associated with a proxy vote. Since it is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting, the following examples are meant to help employees identify potential conflicts:

•  BennBridge’s client owns debt and equity securities of the same issuer, either of which may be adversely affected by the proxy vote;

•  An issuer or some other third party offers BennBridge or an Employee compensation in exchange for voting a proxy in a particular way; and

•  BennBridge receives a proxy solicitation from an issuer that a BennBridge Employee has a personal or business relationship with.

Upon notification of a potential material conflict, the BennBridge CCO will evaluate the conflict and determine an appropriate course of action, if any. Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires BennBridge to maintain certain books and records associated with its proxy voting policies and procedures. BennBridge’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The CCO will coordinate BennBridge’s proxy voting process and ensure BennBridge complies with applicable recordkeeping requirements associated with proxy voting.

Voting Proxies for Loaned Securities

In the event that BennBridge is aware of a material vote on behalf of a RIC Client and BennBridge has the ability to call back loans and is aware of the securities on loan by the custodian, BennBridge may call back the loan and vote the proxies if time permits. Otherwise, BennBridge will rely on the RIC Client to call loaned securities back.

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Disclosures to Clients and Investors

BennBridge includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the CCO to obtain a copy of these policies and procedures and information about how BennBridge voted with respect to the Client’s securities.

Any request for information about proxy voting should be promptly forwarded to the BennBridge CCO, who will respond to any such requests.

As a matter of policy, BennBridge does not disclose how it expects to vote on upcoming proxies. Additionally, BennBridge does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

3. The following information relating to BennBridge US is added to Appendix C of the SAI, titled “Additional Information About the Funds’ Portfolio Managers,” under the subheading titled “Mercer Emerging Markets Equity Fund” beginning on page C-33.

BennBridge US LLC (“BennBridge US”)

The allocated portion of the Fund’s portfolio managed by BennBridge US is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of BennBridge US’s allocated portion of the Fund’s portfolio are Glen Finegan as the Lead Portfolio Manager and Portfolio Managers Michael Cahoon, Nichols Cowley, Stephen Deane, Ronan Kelleher and Ian Tabberer.

Compensation.

BennBridge US has a remuneration policy which applies to all BennBridge US staff. All BennBridge US staff are currently paid a fixed, base salary which is commensurate with market rates for those of their seniority, experience and qualifications. The Governing Body has sought to set the fixed element of employee remuneration at a sufficient level to provide staff with comfortable living standards, in an attempt to avoid reliance on any variable element of remuneration, whilst ensuring the Firm’s capital and liquidity position remains strong.

Any variable element of remuneration will be largely based on profits generated by BennBridge (over and above all expenses), but will also take account of individual performance, to the extent the financial position of the Firm so allows. If the AIFs and Fund Vehicles do not perform well as a result of the investment strategy implemented by the Firm, variable remuneration may still be paid to non-investment staff if the financial position of the Firm so allows. No individual will be rewarded for the success of a specific transaction and whether a bonus is paid is determined by the success of the Firm as a whole, not by the performance of a specific strategy or client. Bonuses to individuals will be based on actual past performance, not based upon future or indicative results. Individual performance is reviewed on an annual basis. BennBridge does not operate a deferral process or claw back mechanism.

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The Portfolio Managers are all members of Skerryvore and are therefore remunerated solely through Skerryvore. Members of Skerryvore receive fixed monthly drawings (salary) plus a share of firm profit equivalent to their participation level. In addition, Skerryvore can pay up to 10% of gross profit in discretionary bonuses which creates some flexibility. A condition of membership of Skerryvore is that all partners must co-invest up to 50% of their post-tax profit share in strategies run by the firm. These investments must be held for a minimum of three years.

Ownership of Fund Shares. As of the date of this supplement, the Portfolio Managers did not beneficially own any shares of the Fund.

Other Accounts Managed by the Portfolio Managers.*

In addition to the Fund, the Portfolio Managers collectively manage the following assets:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets	Number of Accounts	Assets
Registered Investment Companies*	0	0	0	$0
Other Pooled Investment Vehicles*	1	$15m	0	$0
Other Accounts*	2	$417m	0	$0

*As of December 31, 2020. The portfolio managed by BennBridge US is managed on a team basis.

Potential Conflicts of Interest

Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. BennBridge US has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.

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MERCER FUNDS

SUPPLEMENT TO

THE PROSPECTUS DATED JULY 31, 2020, AS SUPPLEMENTED AUGUST 3, 2020,
AUGUST 20, 2020, OCTOBER 14, 2020, NOVEMBER 13, 2020 AND
MARCH 1, 2021

The date of this Supplement is March 15, 2021

The following changes are made in the Prospectus of the Mercer Funds (the “Prospectus):

The Board of Trustees of the Mercer Funds have approved the appointment of Grantham, Mayo, Van Otterloo  & Co. LLC (“GMO”) as a subadvisor to the Mercer Emerging Markets Equity Fund (the “Fund”). Upon the effectiveness of such subadvisor change, the Prospectus is amended as described below.

1. The following information relating to GMO. as subadvisor to the Fund, is hereby added under the section titled “Fund Management - Subadvisors and Portfolio Managers” on page 31 of the Prospectus:

Grantham, Mayo, Van Otterloo  & Co. LLC (“GMO”)

•	Warren Chiang, Portfolio Manager, joined GMO in 2015. Mr. Chiang began managing GMO’s allocated portion of the Fund’s portfolio in March 2021.

•	Arjun Divecha, Portfolio Manager, joined GMO in 1993. Mr. Divecha began managing GMO’s allocated portion of the Fund’s portfolio in March 2021.

3. In the section titled “The Subadvisors,” beginning on page 73 of the Prospectus the following paragraphs relating to GMO, as subadvisor to the Mercer Emerging Markets Equity Fund, are hereby added:

Grantham, Mayo, Van Otterloo  & Co. LLC (“GMO) with principal offices located at 40 Rowes Wharf, Boston, MA 02110 serves as a Subadvisor to the Fund. GMO is an independent private company that is 100% owned by its active and retired partners. GMO is registered as an investment adviser under the Advisers Act.

The allocated portion of the Fund’s portfolio managed by GMO is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of GMO’s allocated portion of the Fund’s portfolio are Warren Chiang and Arjun Divecha.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

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Securities Selection

GMO uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation, quality, patterns of price movement and volatility, macroeconomic factors, and ESG (environmental, social and governance) criteria. In constructing the portion of the Fund’s portfolio that is allocated to GMO, the firm considers a number of factors, including the trade-off among forecasted returns, risk relative to the benchmark, transaction costs, and liquidity. GMO also adjusts the Fund’s allocated portfolio assets for factors such as position size, market capitalization, and exposure to particular industries, sectors, countries, regions, or currencies. At times, GMO may cause its allocated portion of the Fund’s assets to have substantial exposure to a single asset class, industry, sector, country, region, or currency. On behalf of the Fund, GMO may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses with respect to the Fund can change over time.

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MERCER FUNDS

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2020,
AS SUPPLEMENTED AUGUST 3, 2020, AUGUST 20, 2020, NOVEMBER 13, 2020
AND MARCH 1, 2021

The date of this Supplement is March 15, 2021

The following changes are made in the Statement of Additional Information of the Mercer Funds (the “SAI”):

The Board of Trustees of the Mercer Funds have approved the appointment of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) as a subadvisor to the Mercer Emerging Markets Equity Fund (the “Fund”). Upon the effectiveness of the subadvisor change, the SAI is amended as described below.

1. In the section titled “Subadvisors, Sub-Subadvisors and Portfolio Managers” beginning on page 45 of the SAI, the following information is added relating to GMO, subadvisor to the Fund:

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), with principal offices located at 40 Rowes Wharf, Boston, MA 02110 serves as a Subadvisor to the Fund. GMO is an independent private company that is 100% owned by its active and retired partners. GMO is registered as an investment adviser under the Advisers Act.

2. In Appendix B of the SAI, titled “Proxy Voting Policies” the following Proxy Policies for GMO are hereby added:

GMO LLC and related entities (collectively, “GMO”)

Proxy Voting Policies and Procedures

Introduction and General Principles

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

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GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

Proxy Voting Guidelines

GMO has engaged Institutional Shareholder Services Group, Inc. (“ISS”) as its proxy voting agent to:

▪	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;
▪	ensure that proxies are voted and submitted in a timely manner;
▪	handle other administrative functions of proxy voting;
▪	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
▪	maintain records of votes cast; and
▪	provide recommendations with respect to proxy voting matters in general.

Proxies generally will be voted in accordance with the voting recommendations contained in the applicable ISS Sustainability Proxy Voting Guidelines, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current ISS Sustainability Proxy Voting Guidelines are available through ISS’ “Policy Gateway” at http://www.issgovernance.com. To the extent GMO determines to adopt proxy voting guidelines that differ from the ISS proxy voting recommendations, such guidelines will be set forth on Exhibit A and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit A. GMO reserves the right to modify any of the recommendations set forth in the ISS Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit A to these Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

In certain non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer may not be able to trade in the issuer’s stock for a period of time around the shareholder meeting date. In addition, there may be other costs or impediments to voting proxies in certain non-U.S. markets (e.g., receiving adequate notice, arranging for a proxy, and re-registration requirements). In non-U.S. markets with the foregoing attributes, GMO generally will determine to not vote proxies unless it believes that the potential benefits to the client of voting outweigh the impairment of portfolio management flexibility and the expected costs/impediments associated with voting. In addition, if a portfolio security is out on loan, GMO generally will not arrange to have the security recalled or to exercise voting rights associated with the security unless GMO both (1) receives adequate notice of a proposal

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upon which shareholders are being asked to vote (which GMO often does not receive, particularly in the case of non-U.S. issuers) and (2) GMO believes that the benefits to the client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan. GMO may use third-party service providers to assist it in identifying and evaluating proposals, and to assist it in recalling loaned securities for proxy voting purposes.

Proxy Voting Procedures

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

▪	Implementing and updating the applicable ISS Sustainability Proxy Voting Guidelines set forth in the ISS Proxy Voting Manual, as modified from time to time by Exhibit A hereto;
▪	Overseeing the proxy voting process; and
▪	Providing periodic reports to GMO’s Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II.

Conflicts of Interest

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

▪	GMO has a material business relationship or potential relationship with the issuer;
▪	GMO has a material business relationship with the proponent of the proxy proposal; or
▪	GMO members, employees or consultants have a personal or other material business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to Exhibit A (if applicable) or the specific recommendation of ISS; (ii) seek instructions from the client or request that the client votes such proxy, or (iii) abstain. All such instances shall be reported to GMO’s Compliance Department at least quarterly.

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Special Procedures for Voting Shares of GMO Trust

GMO’s responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a family of registered mutual funds for which GMO serves as the investment adviser, may give rise to conflicts of interest. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, (b) seek instructions from its clients and vote on accordance with those instructions, or (c) take such other action as GMO deems appropriate in consultation with the Trust’s Chief Compliance Officer.

Special Procedures for Voting Shares of GMO Series Trust

GMO also serves as investment adviser for the GMO Series Trust family of registered mutual funds. Each series of GMO Series Trust is a “Feeder Fund” investing substantially of its assets in shares of a corresponding series of GMO Trust (each a “Master Fund”) in reliance on Section 12(d)(1)(E) of the Investment Company Act of 1940 (the “1940 Act”). In accordance with Section 12(d)(1)(E) of the 1940 Act, GMO will either (i) seek instructions from a Feeder Fund’s holders with regard to the voting of all proxies with respect to the Feeder Fund’s shares in the corresponding Master Fund and vote such proxies only in accordance with such instructions, or (ii) vote the shares of the corresponding Master Fund held by a Feeder Fund in the same proportion as the vote of all other holders of the Master Fund.

Recordkeeping

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

▪	a copy of these policies and procedures which shall be made available to clients, upon request;
▪	a record of each vote cast (which ISS maintains on GMO’s behalf); and
▪	each written client request for proxy records and GMO’s written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

Disclosure

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

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Exhibit A1

Custom Modifications

Shareholder Action by Written Consent

Vote FOR proposals to restrict or prohibit shareholder ability to take action by written consent, and vote AGAINST proposals to allow or make easier shareholder action by less than unanimous written consent; unless GMO believes that allowing/enhancing the ability of shareholders to act by written consent would be beneficial to GMO clients holding the issuer’s equity securities. The following non-exclusive examples are situations where GMO may vote FOR proposals to allow/enhance the ability of shareholders to act by written consent:

•	The company does not have provisions in its bylaws giving shareholders the right to call a special meeting; or
•	The company allows shareholders the right to call a special meeting but the current ownership threshold to call for a special meeting is above local market standards; or
•	The ability to act by written consent is deemed necessary for the protection of shareholders’ interests.

Cumulative Voting

•	Vote FOR proposals to eliminate cumulative voting, and vote AGAINST proposals to restore or provide for cumulative voting. For companies domiciled outside of the United States and in instances where cumulative voting is in place, vote FOR proposals that address the rules governing cumulative voting to the benefit of shareholders, such as the formulation of implementation rules for cumulative voting systems.

Incumbent Director Elections

Generally vote WITH management’s recommendations regarding incumbent director nominees, except where GMO believes that a nominee has failed to meet listing or local market standards for service on the company’s board or has voted to approve actions that in GMO’s judgment are materially detrimental to the company or its shareholders. The following non-exclusive examples may form the basis for GMO’s determination to vote AGAINST management’s recommendations regarding incumbent director nominees:

•	Nominee does not satisfy relevant listing or local market practice standards for independence and serves on a committee required to be fully independent by local market standards;

1 As amended April 8. 2020.

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•	Nominee has not attended a sufficient percentage (generally 75%) of board meetings and committees on which the nominee served during the prior year without providing an appropriate explanation;
•	Nominee serves on an uncommonly high (relative to the company’s peers) number of other public company boards;
•	Nominee or his/her committee has not been responsive to a shareholder proposal supported by GMO (including proposals regarding ESG issues) that received approval of at least a majority of the company’s outstanding shares;
•	Nominee has voted to adopt or amend company bylaws in a way that materially and adversely affects GMO’s shareholder rights without putting such bylaw amendment to a shareholder vote; and
•	Nominees who have been remiss in the performance of their duties.

3. The following information relating to GMO is added to Appendix C of the SAI, titled “Additional Information About the Funds’ Portfolio Managers,” under the subheading titled “Mercer Emerging Markets Equity Fund” beginning on page C-33.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”)

The allocated portion of the Fund’s portfolio managed by GMO is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of GMO’s allocated portion of the Fund’s portfolio are Warren Chiang and Arjun Divecha.

Compensation.

Senior members of each team are generally members (partners) of GMO. The compensation of each senior member consisted of a fixed annual base salary and an additional, discretionary, bonus and, in the case of partners, a partnership interest in the firm’s profits. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The discretionary bonus is paid on the basis of a number of factors, including features designed to align the compensation of the senior members with the performance of the accounts they manage, such as a Fund, over various periods. In some cases the performance of a Fund relative to an index (which may or may not be the Fund’s benchmark) is considered. Such features are intended to promote a closer alignment of interests between those accounts and the senior members managing those accounts. Individual senior members may, however, have some or all of the same economic incentives that GMO itself may have when GMO is eligible to earn a performance fee (see “Portfolio Transactions”). Specifically, even if GMO is not earning or eligible to earn a performance fee (none of the Funds pay GMO a performance-based fee), individual senior members may have compensation-related incentives to make riskier investments, pursue riskier Fund strategies, seek less downside risk when a Fund has outperformed its benchmark and allocate superior investment ideas to GMO client accounts capable of generating higher performance-related compensation. The level of partnership interest is determined by taking into account the individual’s contribution to GMO. Because each senior member’s compensation is based, in part, on

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his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation.

Ownership of Fund Shares. As of the date of this supplement, Warren Chiang and Arjun Divecha did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Mr. Warren Chiang manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets	Number of Accounts	Assets
Registered Investment Companies*	1	$2,977,620,870	0	$0
Other Pooled Investment Vehicles*	2	$302,738,236	0	$0
Other Accounts*	1	$708,268,021	1	$166,963,735

In addition to the Fund, Mr. Arjun Divecha manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets	Number of Accounts	Assets
Registered Investment Companies*	2	$4,013,696,986	0	$0
Other Pooled Investment Vehicles*	3	$488,025,552	0	$0
Other Accounts*	3	$1,165,307,781	1	$166,963,735

*As of December 31, 2020. The portfolio managed by GMO is managed on a team basis.

Potential Conflicts of Interest

Because each portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.

Conflicts may also arise in cases when clients with different strategies invest in different parts of an issuer’s capital structure or different classes of securities issued by such issuer, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. It is also possible that GMO may cause a client to engage in short sales of or take a short position in an investment owned or being purchased by other client accounts managed by GMO or vice versa. These positions and actions may adversely affect or benefit different clients at different times. In addition, purchases or sales of the same investment may be made for two or more clients on the same date. In some cases GMO may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent

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adverse regulatory or other effects on GMO, or may sell investments for certain clients (in each case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold). Foregone investment opportunities or actions may adversely affect the performance of a client’s account if similarly attractive opportunities are not available or cannot be identified. There can be no assurance that a client will not receive less (or more) of a certain investment than it would otherwise receive if GMO did not have a conflict of interest among clients. In effecting transactions, it may not be possible, or consistent with the investment objectives of GMO’s various clients, to purchase or sell securities at the same time at the same prices.

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MERCER FUNDS

SUPPLEMENT TO

THE PROSPECTUS DATED JULY 31, 2020, AS SUPPLEMENTED AUGUST 3,
2020, AUGUST 20, 2020, OCTOBER 14, 2020, NOVEMBER 13, 2020 AND
MARCH 1, 2021

The date of this Supplement is March 15, 2021

The following changes are made in the Prospectus of the Mercer Funds (the “Prospectus):

The Board of Trustees of the Mercer Funds have approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) and Schroder Investment Management North America Limited (“SIMNA Ltd,” and together with SIMNA Inc., “Schroders”) to serve as a subadvisor and a sub-sub-advisor, respectively, to the Mercer Emerging Markets Equity Fund (the “Fund”). Upon the effectiveness of the subadvisor change, the Prospectus is amended as described below.

1. The following information relating to Schroders as subadvisor and sub-advisor to the Fund is hereby added under the section titled “Fund Management - Subadvisors and Portfolio Managers” on page 31 of the Prospectus:

Schroder Investment Management North America Inc. (“SIMNA Inc.”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”, and together with SIMNA Inc., “Schroders”)

•	Louisa Lo, Head of Greater China Equity Investments, joined Schroders in 1996. Ms. Lo began managing Schroders’ allocated portion of the Fund’s portfolio in January 2021.

2. In the section titled “The Subadvisors,” beginning on page 73 of the Prospectus the following paragraphs relating to Schroders, as subadvisor and sub-subadvisor to the Mercer Emerging Markets Equity Fund, are hereby added:

Schroder Investment Management North America Inc. (“SIMNA Inc.”), with principal offices located at 7 Bryant Park, New York, NY 10018, serves as a Subadvisor to the Fund. SIMNA Inc. is registered as an investment adviser under the Advisers Act. SIMNA Inc. is an indirect, wholly-owned subsidiary of Schroders plc, a publicly-traded global asset management holding company organized under the laws of England. Schroder Investment Management North America Ltd. (“SIMNA Ltd.”), with principal offices located at 1 London Wall Place, London, EC2Y 5AU, United Kingdom serves as a sub-subadvisor to the Fund. SIMNA Ltd. is registered as an investment adviser under the Advisers Act. SIMNA Ltd. is also an indirect, wholly-owned subsidiary of Schroders plc and an affiliate of SIMNA Inc.

The allocated portion of the Fund’s portfolio managed by Schroders is managed on a team basis. The portfolio manager who is responsible for the day-to-day management of Schroders’ allocated portion of the Fund’s portfolio is Louisa Lo.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Schroders’ allocated portion of the Fund’s assets are managed using a team approach with individual accountability and in accordance with a disciplined and repeatable investment process, leveraging proprietary long term, fundamental, bottom-up research. Integral to this process is the fundamental research undertaken by Schroders’ locally based analysts, which is supplemented by its global research resources.

Schroders believes that equity markets are not efficient in Asia and to generate alpha over the long term, the best approach is to focus on fundamental bottom-up stock analysis. In particular, Schroders believes the future trend in a company’s return on invested capital (ROIC) can reflect the attractiveness and sustainability of its business model and serve as a predictor of long-term shareholder returns.

Schroders’ Shareholder Return Classification (SRC) approach, which focuses on the ROIC profile relative to the cost of capital of a business, was adopted nearly 20 years ago as the main lens through which the team assesses the strength and sustainability of a company’s franchise. Utilizing its SRC framework to judge the relative attraction of different businesses, Schroders aims to invest in mispriced assets that have an improving or ‘Superior’ SRC, while avoiding ‘Negative Transition’ or ‘Inferior’ businesses which often represent value traps.

Underpinning Schroders’ approach is a disciplined valuation framework to determine fair value estimates for the companies covered and a focus on asymmetric risk to assess the risk-reward outlook around its base case assumptions. Environmental, social and governance (“ESG”) factors are integral in this analysis.

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MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2020,
AS SUPPLEMENTED AUGUST 3, 2020, AUGUST 20, 2020, NOVEMBER 13, 2020
AND MARCH 1, 2021

The date of this Supplement is March 15, 2021

The following changes are made in the Statement of Additional Information of the Mercer Funds (the “SAI”):

The Board of Trustees of the Mercer Funds have approved the appointment of Schroder Investment Management North America Inc. (“SIMNA Inc.”) and Schroder Investment Management North America Limited (“SIMNA Ltd,” and together with SIMNA Inc., “Schroders”) to serve as a subadvisor and a sub-sub-advisor, respectively, to the Mercer Emerging Markets Equity Fund (the “Fund”). Upon the effectiveness of the subadvisor change, the SAI is amended as described below.

1. In the section titled “Subadvisors, Sub-Subadvisors and Portfolio Managers” beginning on page 45 of the SAI, the following information is added relating to Schroders:

Schroder Investment Management North America Inc. (“SIMNA Inc.”), with principal offices located at 7 Bryant Park, New York, NY 10018, serves as a Subadvisor to the Fund. SIMNA Inc. is registered as an investment adviser under the Advisers Act. SIMNA Inc. is an indirect, wholly-owned subsidiary of Schroders plc, a publicly-traded global asset management holding company organized under the laws of England. Schroder Investment Management North America Ltd. (“SIMNA Ltd.”), with principal offices located at 1 London Wall Place, London, EC2Y 5AU, United Kingdom serves as sub-subadvisor to the Fund. SIMNA Ltd. is registered as an investment adviser under the Advisers Act. SIMNA Ltd. is also an indirect, wholly-owned subsidiary of Schroders plc and an affiliate of SIMNA Inc.

2. In Appendix B of the SAI, titled “Proxy Voting Policies” the following summary of the proxy voting policies for Schroders is hereby added:

Proxy Voting Summary

SIMNA Inc. treats the voting of proxies as an important part of its management of client assets. It votes proxies in a manner that it deems most likely to protect and enhance the longer-term value of the security as an asset to the account.

SIMNA Inc. has a Proxy Committee consisting of investment professionals and other officers which is responsible for ensuring compliance with its proxy voting policy. That committee includes input from all offices including affiliated advisers. The actual voting of proxies is carried out by Schroder Investment Management Ltd., the UK affiliate of SIMNA Inc. When voting proxies, SIMNA Inc. and its affiliates follow the Environmental,

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Social and Governance Policy (the “Policy”). The Policy sets forth positions on recurring issues and criteria for addressing non- recurring issues. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy are documented.

SIMNA Inc. uses proxy research from third party service providers. It considers their recommendations for voting on particular proxy proposals. SIMNA Inc. bears ultimate responsibility for proxy voting decisions. Occasionally, proxy voting proposals will raise conflicts between SIMNA Inc.’s interests and those of its clients. Those conflicts are managed in accordance with the procedures set out in the Policy.

If SIMNA Inc. receives a proxy relating to an issuer that raises a material conflict of interest, the proxy is voted after review by the Global Head of Equities. The proxy will be voted as follows:

•	If a proposal or aspect of the meeting business is specifically addressed by the Policy, SIMNA Inc. will vote or act in accordance with the Policy unless it considers it is in the best interests of clients to depart from the Policy. In that case or if the proposal or meeting business is not specifically covered by the Policy, SIMNA Inc. may vote or act as it determines to be in the best interest of clients, provided that such vote or action would be against its own interest in the matter

•	If SIMNA Inc. believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then SIMNA Inc. will either (a) vote in accordance with the recommendations of a third party (which will be the supplier of the firm’s proxy voting processing and research service); or (b) obtain approval of the decision from the SIMNA Inc.’s Head of Equities: the rationale of such vote will be recorded in writing; or (c) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote as recommended by SIMNA Inc. If the third-party recommendation is unavailable, the firm will not vote.

3. The following information relating to Schroders is added to Appendix C of the SAI, titled “Additional Information About the Funds’ Portfolio Managers,” under the subheading titled “Mercer Emerging Markets Equity Fund” beginning on page C-33.

Schroder Investment Management North America Inc. (“SIMNA Inc.”) and Schroder Investment Management North America Limited (“SIMNA Ltd,” and together with SIMNA Inc., “Schroders”)

The allocated portion of the Fund’s portfolio managed by Schroders is managed on a team basis. The portfolio manager who is primarily responsible for the day-to-day management of Schroders’ allocated portion of the Fund’s portfolio is Louisa Lo.

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Compensation.

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. Schroders’ portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroder employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroder employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with Schroders’ values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level, the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their Funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one- and three-year periods), the level of Funds under management and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds.

These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.

Ownership of Fund Shares. As of the date of this supplement, Louisa Lo did not beneficially own any shares of the Fund.

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Other Accounts Managed by the Portfolio Manager.*

In addition to the Fund, Ms. Lo manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets	Number of Accounts	Assets
Registered Investment Companies*	-	-	-	-
Other Pooled Investment Vehicles*	6	$11.8bn	-	-
Other Accounts*	3	$3.79bn	2	$2.06bn

*As of December 31, 2020. The portfolio managed by Schroder is managed on a team basis.

Potential Conflicts of Interest

Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

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